Supplement to the
Fidelity® OTC Portfolio
September 29, 2006
Prospectus

The following information replaces the second paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR normally invests at least 80% of the fund's assets in NASDAQ and OTC securities. For purposes of this fund, FMR defines NASDAQ and OTC securities as securities principally traded on either the NASDAQ exchange or the OTC market (a telephone or computer network that connects securities dealers), which may include equity or debt securities. These securities can be issued by companies of any size. However, the OTC market has more small and medium-sized companies than other markets.

The following information supplements the information under the heading "Shareholder Notice" in the "Investment Details" section on page 8.

Important Notice Regarding Change in Policy

Effective January 1, 2008, the fund will adopt the following new policy, subject to change only upon 60 days' prior notice to shareholders:

OTC Portfolio normally invests at least 80% of its assets in securities principally traded on NASDAQ or an OTC market.

OTC-07-01 July 27, 2007
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